
usio
USIO NasdaqListed
Nasdaq

2022

ANNUAL SHAREHOLDER MEETING

usio®

FORWARD LOOKING STATEMENTS

Except for the historical information contained herein, the matters discussed in this release include forward-looking statements which are covered by safe harbors. Those statements include, but may not be limited to, all statements regarding management's intent, belief, and expectations, such as statements concerning our future and our operating and growth strategy. These forward-looking statements are identified by the use of words such as "believe," "intend," "look forward," "anticipate," "schedule," and "expect" among others. Forward-looking statements in this press release are subject to certain risks and uncertainties inherent in the Company's business that could cause actual results to vary, including such risks related to an economic downturn as a result of the COVID-19 pandemic, the realization of opportunities from the IMS acquisition, the management of the Company's growth, the loss of key resellers, the relationships with the Automated Clearinghouse network, bank sponsors, third-party card processing providers and merchants, the security of our software, hardware and information, the volatility of the stock price, the need to obtain additional financing, risks associated with new tax legislation, and compliance with complex federal, state and local laws and regulations, and other risks detailed from time to time in the Company's filings with the Securities and Exchange Commission including its annual report on Form 10-K for the fiscal year ended December 31, 2021. One or more of these factors have affected, and in the future, could affect the Company's businesses and financial results in the future and could cause actual results to differ materially from plans and projections. The Company believes that the assumptions underlying the forward-looking statements included in this release will prove to be accurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by us or any other person that the objectives and plans will be achieved. All forward-looking statements made in this release are based on information presently available to management. The Company assumes no obligation to update any forward-looking statements, except as required by law. The information presented in this presentation is as of June 21, 2022, unless indicated otherwise.



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ABOUT USIO


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usio
Nasdaq
USIO
NasdaqListed

Founded in 1998

USIO (NASDAQ: USIO) is an emerging leader in the FinTech landscape, with solutions including:

- Payment Facilitation
- ACH
- Prepaid Card Issuing
- Print & Mail
- Electronic Bill Presentment & Payment (EBPP)

USIO's innovative and proprietary payment enablement technology serves Integrated Software Vendors (ISVs) and enterprise level merchants nationwide in traditionally "bill-centric" verticals. Usio focuses on maintain

USIO's strategy is to be diverse in the industries we serve and the payment channels we offer to capitalize on all growth opportunities even when economic conditions are not favorable.

INVESTOR HIGHLIGHTS

$2.68 Share Price 6/16/2022	**$1.88-$8.62** 52-Week Range
24.97MM Shares Outstanding	**$68.4 MM** Market Cap
$7.6MM Cash *	**$112K** Debt *

* As of 3/31/22

usio®

REVENUE BY YEAR

92%
YoY Growth
2020-2021

52%
Organic
Growth
2020-2021

Annual Revenue



$80.0
$70.0
$60.0
$50.0
$40.0
$30.0
$20.0
$10.0
$-
$14.6
$24.0
$28.2
$32.2
$61.9
$74.4
2017
2018
2019
2020
2021
2022

***2022 Guidance is** 18-20% revenue growth over 2021 with positive cash flow

PROCESSED TRANSACTIONS


Annual Transactions
94%
Growth
2020-2021
In millions
0
5
10
15
20
25
30
35
40
10.9
14.3
15.4
18.2
35.3
2017
2018
2019
2020
2021



DOLLARS PROCESSED PER YEAR


184%
Growth
2020-2021
Dollars Processed Annually
In Millions
$10,000
$9,000
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$-
$2,830
$3,400
$3,540
$3,340
$9,500
2017
2018
2019
2020
2021


usio
USIO NasdaqListed
Nasdaq

ACH PROCESSING

usio

ACH MODEL

ACH

2021 ACH REVENUE %

24.8%

ON AVERAGE WE EARN

$.70

NET REV PER TRANS

$.41

MARGIN

70%+

TARGET CUSTOMER

- Consumer Driven
- B2B Payments
- Bill Payments
- Disbursements

TARGET VERTICALS

- Healthcare
- Utilities
- Insurance
- Lending
- B2B Billing
- Non-Profit

CHARACTERS

- ✓ Recurring Transactions
- ✓ Low Attrition
- ✓ Need for Advanced Technology

Nacha


usio
USIO NasdaqListed
Nasdaq

OUTPUT SOLUTIONS

usio

OUTPUT SOLUTIONS

2021 REVENUE %
23.9%

PRINT WE EARN
$.15-$.18

ELECTRONIC WE EARN
$.03-$.05

MARGIN
15-20%

TARGET CUSTOMER

- Seeking printing, mailing & electronic bill delivery
- Looking to reduce postage cost and increase efficiencies

TARGET VERTICALS

- Healthcare
- Financial
- Utilities
- Government

CHARACTERS

- ✓ Electronic Billing Dependent
- ✓ Recurring Transactions
- ✓ Increased turnaround time to get paid faster

OUTPUT HIGHLIGHTS

$14.8MM in Revenue – up from $13MM pre-acquisition

22,408,735 Pieces of Mail Printed or Transmitted

Over 8MM Pieces of Mail Printed or Transmitted in Q1 of 2022

Fully Integrated into Usio from the Acquisition in December 2021

Built Direct Sales Team – Cross Sales Into Usio Base


USIO
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usio
USIO NasdaqListed
Nasdaq

FINANCIALS

TOM JEWELL
SVP, CFO

usio®

INCOME STATEMENT HIGHLIGHT

2020

ANNUAL REVENUE	GROSS PROFIT	ADJUSTED EBITDA*
$32.3 MM	$7.4 MM	$(.8)

2021

ANNUAL REVENUE	GROSS PROFIT	ADJUSTED EBITDA*
$61.9 MM	$15.6 MM	$4.0



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*See non-GAAP reconciliation of Adjusted EBITDA on slide 16

REVENUE BY CATEGORY

	2021	2020	% CHG
ACH & COMP SERVICE	$15.4	$8.5	82%
CREDIT CARD	25.2	19.5	29%
PREPAID CARD	6.5	3.2	107%
OUTPUT SOLUTIONS	14.8	1.2	1175%
TOTAL	$61.9	$32.3	92%


USIO
USIO
SBUX

NON-GAAP RECONCLILIATION

Non-GAAP Reconciliation

(Values in Millions)	Twelve Months Ended 31-Dec-21		Twelve Months Ended 31-Dec-20	
Revenues	$	61.9	$	32.3
Reconciliation from Operating Income (Loss) to Adjusted EBITDA:				
Operating Income (Loss)	$	(0.1)	$	(3.8)
Depreciation and Amortization	$	2.6	$	1.5
EBITDA	$	2.5	$	(2.3)
Non-cash stock-based compensation expense, net	$	1.5	$	1.5
Adjusted EBITDA	$	4.0	$	(0.8)

NON-GAAP RECONCLILIATION

USD Millions

Account		12/31/21		12/31/20
Cash	$	7.6	$	5.0
Restricted Cash & Settlement Funds	$	106.8	$	59.4
Total Assets	$	133.7	$	82.7
Short-term/Long-term Debt	$	0.1	$	-
Total Liabilities	$	115.0	$	66.0
Total Equity	$	18.7	$	16.7
Total Liabilities & Stockholder Equity	$	133.7	$	82.7


usio
USIO NasdaqListed
Nasdaq

PAYMENT FACILITATION

GREG CARTER
EXECUTIVE VICE PRESIDENT, PAYMENT ACCEPTANCE

usio®

PAYMENT FACILITATION

Frictionless merchant onboarding, enrollment and automated risk/underwriting procedures - which have traditionally been very manual processes - to provide for mass adoption and scale in short order by way of a leveraged distribution model (one to many).

Our differentiated go-to-market strategy creates loyalty and enhances customer value of the Integrated Software Vendors (ISVs) we serve.

ISVs are now able to monetize payments flowing through their software applications, turning payments from a cost center to a revenue generating business unit.



PAYFAC

And other card services

TARGET CUSTOMER

ISVs with between $3mm and $30mm seeking to own the payments ecosystem

Looking to turn payments from a cost center to revenue generating

Desire to penetrate and migrate their existing customer base as well as enroll all net new customers

2021 REVENUE %

40.7%

ON AVERAGE WE EARN

2.11%

TARGET VERTICALS

- Healthcare
- Utilities
- Insurance
- Lending
- Legal
- Non-Profit

NET REV PER TRANS

52 bps

MARGIN

15%+

CHARACTERS

- Low Risk Verticals
- High Average Ticket ($150+)
- Low Attrition
- Recurring Payment Channels

PAYFAC AND OTHER CARD SERVICE EXECUTION


Dollars Processed by Year
1,400,000,000
1,200,000,000
1,000,000,000
800,000,000
600,000,000
400,000,000
200,000,000
-
2017
2018
2019
2020
2021


usio
USIO NasdaqListed
Nasdaq

CARD ISSUING

HOUSTON FROST

SVP, PREPAID SERVICES

usio®

PREPAID

2021 REVENUE %
10.5%

INTERCHANGE
1-2%

CLEINT FEES
$0.35-$4

CARDHOLDER FEES
2-4%

MARGIN
30-40%+

TARGET CUSTOMER

- Interested in expense management, disbursement, incentives, per diems, loyalty programs
- Looking to migrate away checks to virtual payment & insight into spend

TARGET VERTICALS

- Healthcare
- Government
- Non-Profit
- Education
- Businesses
- Auto

CHARACTERS

- ✓ Recurring card loads & transactions
- ✓ Low Risk
- ✓ Potential for breakage/ spoilage, inactivity Fees, and High spend per card

PREPAID HIGHLIGHTS

- **107% Increase in Revenue** 2021 vs. 2020
- **$184MM** Loaded on Cards in 2021
- **Over 200 Non-profits, Municipalities and Counties** signed agreements in the last 24 months
- **Strong partnership with Mastercard®** and active participant in Mastercard's Citypossible® program
- **Industry leading virtual card platform** with substantial flexibility in delivery methods and card and redemption code collection
- **Fast, efficient and customizable program deployment** including "ready-to-ship" and custom branded card options for a variety of program types (disbursement with ATM, incentive, promotional, expense, consumer gift and reloadable)


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PREPAID HIGHLIGHTS


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Trusted by Top-tier Nonprofits, Cities & Businesses

MAYOR'S FUND FOR LOS ANGELES

United Way

care

MAYOR'S FUND TO ADVANCE NEW YORK CITY

F4GI COMPTON PLEDGE

OpenTable

FANCARDS

NYIC

CITY OF BALTIMORE

ACCELERATOR FOR AMERICA

VOYAGER


usio
USIO NasdaqListed
Nasdaq

2022 Annual Shareholder Meeting

usio